                                                                    EXHIBIT 99.1

                                             Net Interest Margin Trust 1995-A
                                             December, 2000
                                             Payment:  January 16, 2001

                                             7.25% SECURITIZED NET INTEREST
                                             MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                             Distribution Date: January 16, 2001

                                                                                                           Per $1,000
Securitized Net Interest Margin Certificates                                                                Original
--------------------------------------------                                                               ----------
1.  Amount Available                                                             1,520,775.10
                                                                            -----------------
    Pro rata Share of Excess from NIM 94-A                                       2,845,161.33
                                                                            -----------------
Interest

2.  Aggregate Interest                                                             265,147.59              0.86086880
                                                                            -----------------------------------------

3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest

5.  Monthly Interest                                                               265,147.59
                                                                            -----------------

Principal

6.  Current month's principal distribution                                       4,100,788.84             13.31424948
                                                                            -----------------------------------------

7.  Remaining outstanding principal balance                                     39,785,708.52            129.17437830
                                                                            -----------------------------------------
    Pool Factor                                                                     .12917438
                                                                            -----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                                192,618,829.63**
                                                                            -----------------

9.  Aggregate amount on deposit in Reserve Fund                                  7,500,000.00
                                                                            -----------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)                              38,567.14
                                                                            -----------------

11. Aggregate principal balance of loans
    refinanced by Conseco Finance                                                1,856,913.00
                                                                            -----------------

12. Weighted average CPR                                                                8.27%
                                                                            -----------------

13. Weighted average CDR                                                                3.10%
                                                                            -----------------

14. Annualized net loss percentage                                                      2.48%
                                                                            -----------------

15. Delinquency              30-59 day                                                  2.17%
                                                                            -----------------
                             60-89 day                                                  0.66%
                                                                            -----------------
                             90+ day                                                    1.14%
                                                                            -----------------
                             Total 30+                                                  3.97%
                                                                            -----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 10/15/00.

                                                Net Interest Margin Trust 1995-A
                                                December, 2000
                                                Payment: January 16, 2001


                                               Fee Assets
                          ---------------------------------------------------
                               Guarantee          Inside          Fee Asset
                                  Fees             Refi             Total
                          ---------------------------------------------------

GTFC 1994-5                      31,762.64         9,022.05        40,784.69
GTFC 1994-6                      75,854.69         2,393.20        78,247.89
GTFC 1994-7                      60,097.13         7,963.74        68,060.87
GTFC 1994-8                      82,621.14        15,099.35        97,720.49
GTFC 1995-1                     101,367.12        14,564.05       115,931.17
GTFC 1995-2                           0.00             0.00             0.00
GTFC 1995-3                      66,420.40        38,098.24       104,518.64
GTFC 1995-4                     170,481.70        16,479.50       186,961.20
GTFC 1995-5                           0.00             0.00             0.00
                          ---------------------------------------------------

                                588,604.82       103,620.13       692,224.95

Total amount of Guarantee Fees and
     Inside Refinance Payments                                    692,224.95
                                                             ----------------

Subordinated Servicing Fees                                       607,275.16
                                                             ----------------

Payment on Finance 1 Note                                       1,299,500.11
                                                             ----------------

Allocable to Interest (current)                                   659,739.76
                                                             ----------------

Allocable to accrued but unpaid Interest                                0.00
                                                             ----------------

Accrued and unpaid Trustee Fees                                         0.00
                                                             ----------------

Allocable to Principal                                            639,760.35
                                                             ----------------

Finance 1 Note Principal Balance                              108,558,544.92
                                                             ----------------

                                              Net Interest Margin Trust 1995-A
                                              December, 2000
                                              Payment: January 16, 2001





                                            Inside
                             Residual        Refi          Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00          0.00
GTFC 1994-6                         0.00          0.00          0.00
GTFC 1994-7                         0.00          0.00          0.00
GTFC 1994-8                         0.00          0.00          0.00
GTFC 1995-1                         0.00          0.00          0.00
GTFC 1995-2                    72,072.31     22,312.62     94,384.93
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                    92,110.80     34,779.26    126,890.06
                           ------------------------------------------
                              164,183.11     57,091.88    221,274.99

                           Total Residual and Inside
                               Refinance Payments         221,274.99